UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

BLOCKCHAIN COINVESTORS ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41050	98-1607883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1093, Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

(Address of principal executive offices, including zip code)

(345) 814-5726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	BCSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BCSA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BCSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed by Blockchain Coinvestors Acquisition Corp. I (“BCSA”) in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2022, BCSA, BCSA Merger Sub, Inc. (“Merger Sub”), and Qenta Inc. (“Qenta”), entered into a Business Combination Agreement (the “BCA”), pursuant to which, among other things, Merger Sub would merge with and into Qenta, with Qenta as the surviving company in the merger and, after giving effect to such merger, Qenta would be a wholly-owned subsidiary of BCSA.

In addition, as previously disclosed by BCSA in a Current Report on Form 8-K filed with the SEC on August 30, 2023, BCSA, Merger Sub, and Qenta entered into an amendment to the BCA on August 24, 2023 (the “BCA Amendment”), pursuant to which, among other things, Qenta agreed to deliver to BCSA specified financial statements and other financial information by specified deadlines (the “Financial Information Obligations”), and BCSA agreed not to exercise, but did not waive, BCSA’s Financial Statement Termination Right (as defined in the BCA Amendment) unless Qenta failed to comply with the Financial Information Obligations.

On November 8, 2023, BCSA delivered to Qenta written notice of its election to terminate the BCA pursuant to Section 7.1(h) thereof, and abandoned the business combination contemplated thereby, primarily based on Qenta’s failure to (i) deliver the Closing Company Financial Statements (as defined in the BCA) by the applicable deadline and (ii) comply with the Financial Information Obligations. The termination of the BCA shall have the effects set forth in Section 7.2 of the BCA.

In conjunction with the termination of the BCA, the Lock-up Agreements, Sponsor Letter Agreement, Transaction Support Agreements and Forward Purchase Agreement have also been terminated in accordance with their respective terms.

BCSA intends to continue evaluating other possible business combination targets though there can be no assurance these evaluations or efforts will result in a business combination transaction with BCSA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2023	Blockchain Coinvestors Acquisition Corp. I

	By:	/s/ Lou Kerner
	Name:	Lou Kerner
	Title:	Chief Executive Officer